EXHIBIT 10.21

AGREEMENT

THIS AGREEMENT (the “Agreement”) is entered into as of February 15, 2008 (the “Effective Date”), by and between CompuMed, Inc., a Delaware corporation (the “Company”); Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company; and Robert Stuckelman, John Romm, M.D., and Stuart Silverman, M.D., each a resident of California and John Minnick, a resident of Kansas, and each a member of the Board of Directors of the Company and each unaffiliated with BAC (collectively, the “Board Members”).

WHEREAS, the Company has conducted a search for funds needed for its business, seeking either debt or equity funding, and has determined that BAC’s offer of a $4 Million Revolving Line of Credit and a Warrant to purchase up to 16 Million shares of common stock, exercisable only if the Company’s stockholders approve an increase in the Company’s authorized stock sufficient to permit that number of shares to be reserved for issuance and issued upon exercise of the Warrant, is the best choice available to the Company;

WHEREAS, the Company and BAC have negotiated at length and reached an agreement on the terms and conditions of the Revolving Line of Credit Agreement, the associated Promissory Note and Escrow Agreement, and the Warrant to Purchase Common Shares (collectively, the “Financing Documents”);

WHEREAS, BAC has made the resignation of the Board Members a condition precedent to entering into the Financing Documents;

WHEREAS, the Company and BAC entered into an agreement dated May 17, 2007, and a Side Letter Agreement dated March 17, 2007 (collectively, the “Other Agreements”), regarding certain rights and obligations concerning the election of members of the Board of Directors of the Company;

WHEREAS, the Board Members are willing to resign, as BAC requires, in order to facilitate the BAC financing, if, and only if, BAC releases them individually from all present and future claims, which BAC is willing to do if, and only if, each of the Board Members, acting individually, also releases BAC from all present and future claims;

WHEREAS, this Agreement is being entered into simultaneously with the Financing Documents and the funding of the Escrow Account with the funds made available to the Company by BAC pursuant to the line of credit; and

WHEREAS, the Company and BAC acknowledge and agree that the Other Agreements have been fully performed to this date to the satisfaction of BAC and the Company, that the purposes of the Other Agreements have been fulfilled, and that the Other Agreements should be terminated in order for the BAC financing to be provided through the Financing Documents;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in consideration of the recitals and mutual promises set forth herein, and intending to be fully bound hereby, the parties hereto hereby agree as follows:

1.

The Company and BAC terminate the Other Agreements, effective as of the Effective Date.

2.

Each of the Board Members agrees to submit his resignation to the Company concurrently with the execution and delivery of this Agreement.

3.

As a matter not involving the Company, BAC and each of the Board Members, acting individually, shall, concurrently with the execution and delivery of this Agreement, execute and deliver a Mutual Release substantially in the form of Annex A hereto.

4.

Each of BAC and the Board Members represents and warrants to each other and the Company that in all matters related to this Agreement and each parties’ respective Mutual Release (collectively, the “Agreement Documents”), they (i) have read and understand the Agreement Documents; (ii) understand that the Company has been represented in the preparation, negotiation and execution of this Agreement and a draft of the Mutual Releases by Jones Day, counsel to the Company, and that Jones Day has not advised or represented either BAC or any of the Board Members in the preparation, negotiation and execution of the Agreement Documents; (iii) have been represented in the preparation, negotiation and execution of the Agreement Documents by legal counsel of the their own choice or have voluntarily declined to seek such counsel after being advised to do so; and (iv) understand the terms and legal consequences of the Agreement Documents and are fully aware of the legal and binding effect of the Agreement Documents.

5.

The Agreement Documents constitute and contain the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and thereof, and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting such subject matter.

6.

Each party that is an entity represents and warrants that it has authorized the execution and performance of this Agreement through the signatory below and each party who is an individual has authorized the execution and performance of this Agreement through his own signature below.

7.

This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

8.

Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

9.

No party shall have any right or power to assign this Agreement or such party's rights and obligations herein provided without the prior written consent of all the other parties.  Subject to the immediately preceding sentence, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties.

10.

Any notice, request or other document required or permitted to be given or delivered, shall be delivered to:

If, to the Company: CompuMed, Inc., 5777 West Century Blvd. Suite 1285 Los Angeles, CA 90045 Fax: (310) 645-5880	If, to Boston Avenue Capital, LLC: _______________________________ _______________________________ _______________________________ _______________________________ Fax: ___________________________
If, to Robert Stuckelman: _______________________________ _______________________________ _______________________________ _______________________________ Fax: ___________________________	If, to John Minnick: _______________________________ _______________________________ _______________________________ _______________________________ Fax: ___________________________
If, to John Romm, M.D.: _______________________________ _______________________________ _______________________________ _______________________________ Fax: ___________________________	If, to Stuart Silverman, M.D.: _______________________________ _______________________________ _______________________________ _______________________________ Fax: ___________________________

11.

This Agreement may be modified or amended or the provisions hereof waived only by a written document signed by the parties hereto.

12.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties and their successors and assigns, any rights or remedies under or by reason of this Agreement.

14.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Boston Avenue Capital, LLC By: Value Fund Advisors, LLC, Manager By: ______________________________ Name: Charles M. Gillman Title: Manager	CompuMed, Inc. By: ______________________________ Name: Maurizio Vecchione Title: Interim Chief Executive Officer
__________________________________ Robert Stuckelman	__________________________________ John Minnick
__________________________________ John Romm, M.D.	__________________________________ Stuart Silverman, M.D.

ANNEX A

MUTUAL RELEASE AND WAIVER

THIS MUTUAL RELEASE AND WAIVER (this “Release”) is entered into as of February 15, 2008, by and between Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company, and [Name of resigning director], an individual resident in California and a member of the Board of Directors of CompuMed, Inc. (the “Company”), a Delaware corporation, and unaffiliated with BAC (the “Board Member”).

WHEREAS, the Board Member is willing to resign, as BAC requires, in order to facilitate the Company’s financing agreement with BAC, if and only if, BAC releases him individually from all present and future claims, which BAC is willing to do if, and only if, the Board Member, acting individually, also releases BAC from all present and future claims;

WHEREAS, BAC, the Company and the Board Member are parties to that certain Agreement, dated as of February 15, 2008, pursuant to which the Board Member has agreed to submit his resignation to the Company concurrently with the execution and delivery of that Agreement;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other valuable and adequate consideration received, the parties hereto hereby agree as follows:

1.

Mutual General Release.

(a)

BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “BAC Releasing Parties”), knowingly and voluntarily, release, waive and forever discharge (collectively, the “BAC Release”) [Resigning Director] and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “BAC Released Parties”)) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this BAC Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, BAC covenants on behalf of itself and the BAC Releasing Parties not to sue or prosecute any action against any of the BAC Released Parties with respect to any of the matters within the scope of this Release and agree to hold each of the BAC Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

(b)

 [Resigning Director], for himself and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “[Resigning Director]

Releasing Parties”), knowingly and voluntarily, releases, waives and forever discharges (collectively, the “[Resigning Director] Release”) BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “[Resigning Director] Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills,  trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this [Resigning Director] Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, [Resigning Director] covenants on behalf of himself and the [Resigning Director] Releasing Parties not to sue or prosecute any action against any of the Resigning Director Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Resigning Director Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

2.

Waiver of Certain Matters.  Each of the parties of this Agreement expressly waives and relinquishes any and all rights or benefits such party might have or acquire pursuant to California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each party acknowledges that such party may have sustained damages and losses which presently are unknown and unsuspected, and such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated.  Nevertheless, each party acknowledges that the BAC Release and the [Resigning Director] Release, as applicable, has been negotiated and agreed upon in light of this realization and, being fully aware of this situation,  each party hereby expressly waives any rights that it may have under California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.  Further, each party fully understands that, if the facts with respect to the BAC Release and the [Resigning Director] Release, as applicable, are found hereafter to be other than or different from the facts now believed by it to be true, such party expressly accepts and assumes the risk of such possible differences in fact regardless of any possible reason for such possible differences in fact, and agrees that the BAC Release and the [Resigning Director] Release, as applicable, shall remain in effect notwithstanding any such differences in fact.

3.

No Assignment of Claims.

(a)

 BAC, on its behalf and on behalf of the BAC Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the BAC Release.  BAC, on its behalf and on behalf of the BAC Releasing Parties, agrees to indemnify, defend and hold harmless the BAC Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right, or interest by any person by reason of any such assignment, sale, or transfer.

(b)

[Resigning Director], on behalf of himself and [Resigning Director] Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by [Resigning Director] Release.  [Resigning Director], on behalf of himself and [Resigning Director] Releasing Parties, agree to indemnify defend and hold harmless [Resigning Director] Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right or, interest by any person by reason of any such assignment, sale, or transfer.

4.

Authority; Enforceability.

(a)

BAC represents and warrants to [Resigning Director] that it has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that the person executing this Release on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

(b)

[Resigning Director] represents and warrants to BAC that he/she has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that in executing this Release the [Resigning Director] on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

5.

Governing Law.  This Release shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

6.

Amendments; Waivers.  This Release may be amended only by a writing executed by all of the parties hereto.  A party may waive in writing compliance by the other party hereto with any of the terms, covenants or conditions contained in this Release (except such as may be imposed by law).  Any waiver by a party of any violation of, breach of, or default under, any provision of this Release, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Release.

7.

Complete Agreement.  This Release sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior letters of intent, term sheets, agreements, arrangements and communications (and all drafts thereof).

8.

Severability.  If one or more of the provisions of this Release are held to be unenforceable under applicable law, then such provision or provisions shall be excluded from this Release and the balance of this Release shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

9.

Counterparts.  This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release and Waiver as of the day and year first above written.

BOSTON AVENUE CAPITAL, LLC

_____________________________________

  Name:

  Title:

[ROBERT STUCKELMAN/JOHN
MINNICK/JOHN ROMM, M.D./STUART
SILVERMAN, M.D.], AN INDIVIDUAL

_____________________________________

  [Name]

ANNEX A

MUTUAL RELEASE AND WAIVER

THIS MUTUAL RELEASE AND WAIVER (this “Release”) is entered into as of February 15, 2008, by and between Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company, and Robert Stuckelman, an individual resident in California and a member of the Board of Directors of CompuMed, Inc. (the “Company”), a Delaware corporation, and unaffiliated with BAC (the “Board Member”).

WHEREAS, the Board Member is willing to resign, as BAC requires, in order to facilitate the Company’s financing agreement with BAC, if and only if, BAC releases him individually from all present and future claims, which BAC is willing to do if, and only if, the Board Member, acting individually, also releases BAC from all present and future claims;

WHEREAS, BAC, the Company and the Board Member are parties to that certain Agreement, dated as of February 15, 2008, pursuant to which the Board Member has agreed to submit his resignation to the Company concurrently with the execution and delivery of that Agreement;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other valuable and adequate consideration received, the parties hereto hereby agree as follows:

1.

Mutual General Release.

(a)

BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “BAC Releasing Parties”), knowingly and voluntarily, release, waive and forever discharge (collectively, the “BAC Release”) Robert Stuckelman and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “BAC Released Parties”)) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this BAC Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, BAC covenants on behalf of itself and the BAC Releasing Parties not to sue or prosecute any action against any of the BAC Released Parties with respect to any of the matters within the scope of this Release and agree to hold each of the BAC Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

(b)

 Robert Stuckelman, for himself and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “Robert Stuckelman

Releasing Parties”), knowingly and voluntarily, releases, waives and forever discharges (collectively, the “Robert Stuckelman Release”) BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “Robert Stuckelman Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills,  trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this Robert Stuckelman Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, Robert Stuckelman covenants on behalf of himself and the Robert Stuckelman Releasing Parties not to sue or prosecute any action against any of the Resigning Director Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Resigning Director Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

2.

Waiver of Certain Matters.  Each of the parties of this Agreement expressly waives and relinquishes any and all rights or benefits such party might have or acquire pursuant to California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each party acknowledges that such party may have sustained damages and losses which presently are unknown and unsuspected, and such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated.  Nevertheless, each party acknowledges that the BAC Release and the Robert Stuckelman Release, as applicable, has been negotiated and agreed upon in light of this realization and, being fully aware of this situation,  each party hereby expressly waives any rights that it may have under California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.  Further, each party fully understands that, if the facts with respect to the BAC Release and the Robert Stuckelman Release, as applicable, are found hereafter to be other than or different from the facts now believed by it to be true, such party expressly accepts and assumes the risk of such possible differences in fact regardless of any possible reason for such possible differences in fact, and agrees that the BAC Release and the Robert Stuckelman Release, as applicable, shall remain in effect notwithstanding any such differences in fact.

3.

No Assignment of Claims.

(a)

 BAC, on its behalf and on behalf of the BAC Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the BAC Release.  BAC, on its behalf and on behalf of the BAC Releasing Parties, agrees to indemnify, defend and hold harmless the BAC Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right, or interest by any person by reason of any such assignment, sale, or transfer.

(b)

Robert Stuckelman, on behalf of himself and Robert Stuckelman Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by Robert Stuckelman Release.  Robert Stuckelman, on behalf of himself and Robert Stuckelman Releasing Parties, agree to indemnify defend and hold harmless Robert Stuckelman Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right or, interest by any person by reason of any such assignment, sale, or transfer.

4.

Authority; Enforceability.

(a)

BAC represents and warrants to Robert Stuckelman that it has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that the person executing this Release on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

(b)

Robert Stuckelman represents and warrants to BAC that he/she has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that in executing this Release, Robert Stuckelman on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

5.

Governing Law.  This Release shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

6.

Amendments; Waivers.  This Release may be amended only by a writing executed by all of the parties hereto.  A party may waive in writing compliance by the other party hereto with any of the terms, covenants or conditions contained in this Release (except such as may be imposed by law).  Any waiver by a party of any violation of, breach of, or default under, any provision of this Release, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Release.

7.

Complete Agreement.  This Release sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior letters of intent, term sheets, agreements, arrangements and communications (and all drafts thereof).

8.

Severability.  If one or more of the provisions of this Release are held to be unenforceable under applicable law, then such provision or provisions shall be excluded from this Release and the balance of this Release shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

9.

Counterparts.  This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release and Waiver as of the day and year first above written.

BOSTON AVENUE CAPITAL, LLC

_____________________________________

  Name:

  Title:

ROBERT STUCKELMAN, AN INDIVIDUAL

_____________________________________

  Robert Stuckelman

ANNEX A

MUTUAL RELEASE AND WAIVER

THIS MUTUAL RELEASE AND WAIVER (this “Release”) is entered into as of February 15, 2008, by and between Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company, and John Romm, M.D., an individual resident in California and a member of the Board of Directors of CompuMed, Inc. (the “Company”), a Delaware corporation, and unaffiliated with BAC (the “Board Member”).

WHEREAS, the Board Member is willing to resign, as BAC requires, in order to facilitate the Company’s financing agreement with BAC, if and only if, BAC releases him individually from all present and future claims, which BAC is willing to do if, and only if, the Board Member, acting individually, also releases BAC from all present and future claims;

WHEREAS, BAC, the Company and the Board Member are parties to that certain Agreement, dated as of February 15, 2008, pursuant to which the Board Member has agreed to submit his resignation to the Company concurrently with the execution and delivery of that Agreement;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other valuable and adequate consideration received, the parties hereto hereby agree as follows:

1.

Mutual General Release.

(a)

BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “BAC Releasing Parties”), knowingly and voluntarily, release, waive and forever discharge (collectively, the “BAC Release”) John Romm and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “BAC Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this BAC Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, BAC covenants on behalf of itself and the BAC Releasing Parties not to sue or prosecute any action against any of the BAC Released Parties with respect to any of the matters within the scope of this Release and agree to hold each of the BAC Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

(b)

 John Romm, for himself and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “John Romm Releasing Parties”), knowingly and voluntarily, releases, waives and forever discharges (collectively, the “John

Romm Release”) BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “John Romm Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills,  trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this John Romm Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, John Romm covenants on behalf of himself and the John Romm Releasing Parties not to sue or prosecute any action against any of the Resigning Director Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Resigning Director Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

2.

Waiver of Certain Matters.  Each of the parties of this Agreement expressly waives and relinquishes any and all rights or benefits such party might have or acquire pursuant to California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each party acknowledges that such party may have sustained damages and losses which presently are unknown and unsuspected, and such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated.  Nevertheless, each party acknowledges that the BAC Release and the John Romm Release, as applicable, has been negotiated and agreed upon in light of this realization and, being fully aware of this situation,  each party hereby expressly waives any rights that it may have under California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.  Further, each party fully understands that, if the facts with respect to the BAC Release and the John Romm Release, as applicable, are found hereafter to be other than or different from the facts now believed by it to be true, such party expressly accepts and assumes the risk of such possible differences in fact regardless of any possible reason for such possible differences in fact, and agrees that the BAC Release and the John Romm Release, as applicable, shall remain in effect notwithstanding any such differences in fact.

3.

No Assignment of Claims.

(a)

 BAC, on its behalf and on behalf of the BAC Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the BAC Release.  BAC, on its behalf and on behalf of the BAC Releasing Parties, agrees to indemnify, defend and hold harmless the BAC Released

Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right, or interest by any person by reason of any such assignment, sale, or transfer.

(b)

John Romm, on behalf of himself and John Romm Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by John Romm Release.  John Romm, on behalf of himself and John Romm Releasing Parties, agree to indemnify defend and hold harmless John Romm Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right or, interest by any person by reason of any such assignment, sale, or transfer.

4.

Authority; Enforceability.

(a)

BAC represents and warrants to John Romm that it has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that the person executing this Release on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

(b)

John Romm represents and warrants to BAC that he/she has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that in executing this Release the John Romm on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

5.

Governing Law.  This Release shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

6.

Amendments; Waivers.  This Release may be amended only by a writing executed by all of the parties hereto.  A party may waive in writing compliance by the other party hereto with any of the terms, covenants or conditions contained in this Release (except such as may be imposed by law).  Any waiver by a party of any violation of, breach of, or default under, any provision of this Release, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Release.

7.

Complete Agreement.  This Release sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior letters of intent, term sheets, agreements, arrangements and communications (and all drafts thereof).

8.

Severability.  If one or more of the provisions of this Release are held to be unenforceable under applicable law, then such provision or provisions shall be excluded from this Release and the balance of this Release shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

9.

Counterparts.  This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release and Waiver as of the day and year first above written.

BOSTON AVENUE CAPITAL, LLC

_____________________________________

  Name:

  Title:

JOHN ROMM, M.D., AN INDIVIDUAL

_____________________________________

  John Romm, M.D.

ANNEX A

MUTUAL RELEASE AND WAIVER

THIS MUTUAL RELEASE AND WAIVER (this “Release”) is entered into as of February 15, 2008, by and between Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company, and Stuart Silverman, M.D., an individual resident in California and a member of the Board of Directors of CompuMed, Inc. (the “Company”), a Delaware corporation, and unaffiliated with BAC (the “Board Member”).

WHEREAS, the Board Member is willing to resign, as BAC requires, in order to facilitate the Company’s financing agreement with BAC, if and only if, BAC releases him individually from all present and future claims, which BAC is willing to do if, and only if, the Board Member, acting individually, also releases BAC from all present and future claims;

WHEREAS, BAC, the Company and the Board Member are parties to that certain Agreement, dated as of February 15, 2008, pursuant to which the Board Member has agreed to submit his resignation to the Company concurrently with the execution and delivery of that Agreement;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other valuable and adequate consideration received, the parties hereto hereby agree as follows:

1.

Mutual General Release.

(a)

BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “BAC Releasing Parties”), knowingly and voluntarily, release, waive and forever discharge (collectively, the “BAC Release”) Stuart Silverman and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “BAC Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this BAC Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, BAC covenants on behalf of itself and the BAC Releasing Parties not to sue or prosecute any action against any of the BAC Released Parties with respect to any of the matters within the scope of this Release and agree to hold each of the BAC Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

(b)

 Stuart Silverman, for himself and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “Stuart Silverman Releasing

Parties”), knowingly and voluntarily, releases, waives and forever discharges (collectively, the “Stuart Silverman Release”) BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “Stuart Silverman Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills,  trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this Stuart Silverman Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, Stuart Silverman covenants on behalf of himself and the Stuart Silverman Releasing Parties not to sue or prosecute any action against any of the Resigning Director Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Resigning Director Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

2.

Waiver of Certain Matters.  Each of the parties of this Agreement expressly waives and relinquishes any and all rights or benefits such party might have or acquire pursuant to California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each party acknowledges that such party may have sustained damages and losses which presently are unknown and unsuspected, and such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated.  Nevertheless, each party acknowledges that the BAC Release and the Stuart Silverman Release, as applicable, has been negotiated and agreed upon in light of this realization and, being fully aware of this situation,  each party hereby expressly waives any rights that it may have under California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.  Further, each party fully understands that, if the facts with respect to the BAC Release and the Stuart Silverman Release, as applicable, are found hereafter to be other than or different from the facts now believed by it to be true, such party expressly accepts and assumes the risk of such possible differences in fact regardless of any possible reason for such possible differences in fact, and agrees that the BAC Release and the Stuart Silverman Release, as applicable, shall remain in effect notwithstanding any such differences in fact.

3.

No Assignment of Claims.

(a)

 BAC, on its behalf and on behalf of the BAC Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the BAC Release.  BAC, on its behalf and on behalf of the BAC Releasing Parties, agrees to indemnify, defend and hold harmless the BAC Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right, or interest by any person by reason of any such assignment, sale, or transfer.

(b)

Stuart Silverman, on behalf of himself and Stuart Silverman Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by Stuart Silverman Release.  Stuart Silverman, on behalf of himself and Stuart Silverman Releasing Parties, agree to indemnify defend and hold harmless Stuart Silverman Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right or, interest by any person by reason of any such assignment, sale, or transfer.

4.

Authority; Enforceability.

(a)

BAC represents and warrants to Stuart Silverman that it has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that the person executing this Release on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

(b)

Stuart Silverman represents and warrants to BAC that he/she has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that in executing this Release the Stuart Silverman on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

5.

Governing Law.  This Release shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

6.

Amendments; Waivers.  This Release may be amended only by a writing executed by all of the parties hereto.  A party may waive in writing compliance by the other party hereto with any of the terms, covenants or conditions contained in this Release (except such as may be imposed by law).  Any waiver by a party of any violation of, breach of, or default under, any provision of this Release, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Release.

7.

Complete Agreement.  This Release sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior letters of intent, term sheets, agreements, arrangements and communications (and all drafts thereof).

8.

Severability.  If one or more of the provisions of this Release are held to be unenforceable under applicable law, then such provision or provisions shall be excluded from this Release and the balance of this Release shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

9.

Counterparts.  This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release and Waiver as of the day and year first above written.

BOSTON AVENUE CAPITAL, LLC

_____________________________________

  Name:

  Title:

STUART SILVERMAN, M.D., AN INDIVIDUAL

_____________________________________

  Stuart Silverman, M.D.

ANNEX A

MUTUAL RELEASE AND WAIVER

THIS MUTUAL RELEASE AND WAIVER (this “Release”) is entered into as of February 15, 2008, by and between Boston Avenue Capital, LLC (“BAC”), an Oklahoma limited liability company, and John Minnick, an individual resident in Kansas and a member of the Board of Directors of CompuMed, Inc. (the “Company”), a Delaware corporation, and unaffiliated with BAC (the “Board Member”).

WHEREAS, the Board Member is willing to resign, as BAC requires, in order to facilitate the Company’s financing agreement with BAC, if and only if, BAC releases him individually from all present and future claims, which BAC is willing to do if, and only if, the Board Member, acting individually, also releases BAC from all present and future claims;

WHEREAS, BAC, the Company and the Board Member are parties to that certain Agreement, dated as of February 15, 2008, pursuant to which the Board Member has agreed to submit his resignation to the Company concurrently with the execution and delivery of that Agreement;

NOW, THEREFORE, in consideration of the Parties’ mutual covenants and agreements set forth herein, and for other valuable and adequate consideration received, the parties hereto hereby agree as follows:

1.

Mutual General Release.

(a)

BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “BAC Releasing Parties”), knowingly and voluntarily, release, waive and forever discharge (collectively, the “BAC Release”) John Minnick and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “BAC Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this BAC Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, BAC covenants on behalf of itself and the BAC Releasing Parties not to sue or prosecute any action against any of the BAC Released Parties with respect to any of the matters within the scope of this Release and agree to hold each of the BAC Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

(b)

 John Minnick, for himself and his heirs, executors, beneficiaries, successors, agents, assigns and personal representatives (collectively, the “John Minnick Releasing Parties”),

knowingly and voluntarily, releases, waives and forever discharges (collectively, the “John Minnick Release”) BAC and each of its respective affiliates (which term excludes the Company under this Release), successors, assigns, directors, officers, employees, agents and their respective heirs, executors, beneficiaries and personal representatives (collectively, the “John Minnick Released Parties”) from any and all claims, demands, damages, liabilities, obligations, manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills,  trespasses, judgments and executions, whatever, whether at law or in equity (collectively, “Claims”) of any kind, nature or description whatever, whether known or unknown (and if unknown, regardless of whether knowledge of the same may have affected the decision to make this John Minnick Release), which now exist or which may hereafter arise based on any fact or circumstance arising or occurring on or at any time prior to the date hereof related to the Agreement.  In furtherance of the foregoing, John Minnick covenants on behalf of himself and the John Minnick Releasing Parties not to sue or prosecute any action against any of the Resigning Director Released Parties with respect to any of the matters within the scope of this Release and agrees to hold each of the Resigning Director Released Parties harmless with respect to any such suit or prosecution in contravention of this Section 1.

2.

Waiver of Certain Matters.  Each of the parties of this Agreement expressly waives and relinquishes any and all rights or benefits such party might have or acquire pursuant to California Civil Code Section 1542, which reads as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each party acknowledges that such party may have sustained damages and losses which presently are unknown and unsuspected, and such losses as were sustained may give rise to additional losses and expenses in the future which are not now anticipated.  Nevertheless, each party acknowledges that the BAC Release and the John Minnick Release, as applicable, has been negotiated and agreed upon in light of this realization and, being fully aware of this situation,  each party hereby expressly waives any rights that it may have under California Civil Code Section 1542, as well as any other state or federal statutes or common law principles of similar effect.  Further, each party fully understands that, if the facts with respect to the BAC Release and the John Minnick Release, as applicable, are found hereafter to be other than or different from the facts now believed by it to be true, such party expressly accepts and assumes the risk of such possible differences in fact regardless of any possible reason for such possible differences in fact, and agrees that the BAC Release and the John Minnick Release, as applicable, shall remain in effect notwithstanding any such differences in fact.

3.

No Assignment of Claims.

(a)

 BAC, on its behalf and on behalf of the BAC Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the BAC Release.  BAC, on its behalf and on behalf of the BAC Releasing Parties, agrees to indemnify, defend and hold harmless the BAC Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right, or interest by any person by reason of any such assignment, sale, or transfer.

(b)

John Minnick, on behalf of himself and John Minnick Releasing Parties, represents and warrants that there has been no assignment, sale or transfer, by operation of law or otherwise, of any claim, right, or interest released by the John Minnick Release.  John Minnick, on behalf of himself and the John Minnick Releasing Parties, agree to indemnify defend and hold harmless the John Minnick Released Parties from any claim, liability, or expense which may be incurred as a result of the assertion of any such claim, right or, interest by any person by reason of any such assignment, sale, or transfer.

4.

Authority; Enforceability.

(a)

BAC represents and warrants to John Minnick that it has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that the person executing this Release on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

(b)

John Minnick represents and warrants to BAC that he/she has the requisite power and authority to enter into and perform the terms of this Release, that no further authority or approval is necessary, that in executing this Release John Minnick on its behalf has the full right and authority to fully commit and bind each such party and that this Release constitutes the valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

5.

Governing Law.  This Release shall be governed by and construed exclusively in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws and choice of law.

6.

Amendments; Waivers.  This Release may be amended only by a writing executed by all of the parties hereto.  A party may waive in writing compliance by the other party hereto with any of the terms, covenants or conditions contained in this Release (except such as may be imposed by law).  Any waiver by a party of any violation of, breach of, or default under, any provision of this Release, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Release.

7.

Complete Agreement.  This Release sets forth the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all prior letters of intent, term sheets, agreements, arrangements and communications (and all drafts thereof).

8.

Severability.  If one or more of the provisions of this Release are held to be unenforceable under applicable law, then such provision or provisions shall be excluded from this Release and the balance of this Release shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

9.

Counterparts.  This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release and Waiver as of the day and year first above written.

BOSTON AVENUE CAPITAL, LLC

_____________________________________

  Name:

  Title:

JOHN MINNICK, AN INDIVIDUAL

_____________________________________

  John Minnick